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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)    July 18, 2007


                                   NEXEN INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)


             801 - 7TH AVENUE S.W.
           CALGARY, ALBERTA, CANADA                              T2P 3P7
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     (Address of Principal Executive Offices)                   (Zip Code)


                                 (403) 699-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.    DEPARTURE  OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS WITH CERTAIN OFFICERS

         On July 11, 2007, the Company entered into a Change of Control Agreement (the "Change of Control Agreement") with Brendon Muller, the Controller and principal accounting officer of the Company. Under the Change of Control Agreement, in the event of a change of control resulting in termination of Mr. Muller's employment (a) by the Company for reasons other than just cause (as defined in the Change of Control Agreement), death, or disability or (b) by Mr. Muller for good reason (as defined in the Change of Control Agreement), in each case within twelve months of the change of control, Mr. Muller would be entitled to receive, among other things, salary and benefits for a period of 24 months following termination.

         If Mr. Muller's employment is terminated by the Company for just cause (as defined in the Change of Control Agreement) or by Mr. Muller other than for good reason (as defined in the Change of Control Agreement) following a change of control, the Change of Control Agreement would terminate without further obligation of the Company, except that the Company would pay to Mr. Muller all accrued but unpaid salary or benefits, if any. In the event of Mr. Muller's death or disability, the Change of Control Agreement would terminate without further obligation of the Company, except that the Company would pay to Mr. Muller or his estate all accrued but unpaid salary or benefits, if any, in addition to any death or disability benefits in a manner consistent with those provided by the Company to senior executives under any plans, programs, or policies in effect at the time of death or disability.

         A "change of control" for purposes of the Change of Control Agreement includes (a) any acquisition of common shares or other securities of the Company carrying the right to cast more than 35% of the votes attaching to all common shares, (b) the liquidation of or sale of substantially all of the assets of the Company, (c) any situation resulting in a change of the majority of the Company's board of directors, and (d) a determination by the Company's board of directors that a change of control has occurred or is imminent.

         The Change of Control Agreement expires 12 months following a change of control. The Change of Control Agreement contains confidentiality provisions that require Mr. Muller not to disclose or use to his personal advantage certain Company information.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: July 18, 2007

                                            NEXEN INC.


                                            By: /s/ Rick Beingessner
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                                            Name:   Rick Beingessner
                                            Title:  Assistant Secretary